                                  ISUZU DEALER SALES
                                         AND
                                  SERVICE AGREEMENT
                                ADDITIONAL PROVISIONS

         The following Additional Provisions have by reference been incorporated in and made a part of the ISUZU DEALER SALES AND SERVICE AGREEMENT which they accompany and which has been executed on behalf of Distribution and Dealer.

                               ARTICLE I.  DEFINITIONS

         As used in this Agreement, the following terms shall have the following meanings:

         A. "Authorized Isuzu Dealers" shall mean dealers located in the United States that are authorized by Distributor to conduct dealership operations in connection with the sale of Isuzu Products.

         B. "Isuzu Cars" shall mean such new passenger cars manufactured by or on behalf of Manufacturer as are from time to time offered for sale by Distribution to Dealer for resale.

         C. "Isuzu Trucks" shall mean such new light duty trucks and chassis manufactured by or on behalf of Manufacturer as are from time to time offered for sale by Distributor to Dealer for resale.

         D.    "Isuzu Vehicles" shall mean Isuzu Cars and Isuzu Trucks.

         E. "Isuzu Parts and Accessories" shall mean such parts and accessories manufactured by or on behalf of

Manufacturer or Distributor as are from time to time offered for sale by Distributor to Dealer.

         F. "Isuzu Products" shall mean Isuzu Vehicles and Isuzu Parts and Accessories.

         G. "Competitive Cars" shall mean those new cars which are designated by Distributor as directly competitive with Isuzu Cars.

         H. "Import Industry Cars" shall mean all new cars manufactured other than within the United States which are imported into the United States for sale to the extent data relating to registration thereof are reasonably available.

         I. "Industry Cars" shall mean all new cars of manufacturers which are sold and distributed within the United States, to the extent data relating to registration thereof are reasonably available.

         J. "Competitive Trucks" shall mean those new light duty trucks which are designated by Distributor as directly competitive with Isuzu Trucks.

         K. "Import Industry Trucks" shall mean all new light duty trucks manufactured other than within the United States which are imported into the United States for sale, to the extent data relating to registration thereof are reasonably available.

         L. "Industry Trucks" shall mean light duty trucks of all manufacturers which are sold and distributed within the United States, to the extent data relating to registration thereof are reasonably available.

         M. "Dealership Location" shall mean the business location of Dealer described in the initial paragraph of this Agreement.

         N. "Dealership Facilities" shall mean the land areas at the Dealership Location and the buildings and improvements erected thereon.

         O. "Dealer's Market" shall mean the geographical area within which potential purchasers and owners of Isuzu Products which Dealer can most readily serve are located. Such area, or portions thereof, may at any time be a part of the Market of other Authorized Isuzu Dealers as well as Dealer.

         P.    "Owner(s)" shall mean the person(s) named as Owner(s) in
Section 4 of this Agreement.

         Q. "Executive Manager" shall mean the person named as Executive Manager in Section 4 of this Agreement.

         R. "Successor Addendum" shall mean the Successor Addendum, if any, executed by Distributor and Dealer pursuant to the provisions of Article VII of this Agreement.

         S. "Dealership Standards" shall mean such reasonable standards as may be established by Distributor for Authorized Isuzu Dealers from time to time under its standard procedures with respect to such matters as dealership facilities, tools, equipment, capitalization, inventories and personnel.

         T. "Service Policies and Procedures Manual" shall mean the publication or publications of Distributor, as the same may from time to time be amended, revised or supplemented, which set forth Distributor's policies and procedures concerning and administration of Distributor's warranties and related matters.

         U.    "Manufacturer" shall mean ISUZU MOTORS LIMITED.

                             ARTICLE II.  SALES TO DEALER

         A.    DEALER'S ORDERS

         At such times as Distributor may from time to time designate, Dealer shall submit to Distributor orders for Isuzu Products in such quantities and varieties as may be reasonably necessary for Dealer to fulfill its obligations under this Agreement. All orders shall be on forms supplied by Distributor, shall be subject to acceptance by Distributor, and may be accepted in whole or in part. Orders may be accepted by written notice to Dealer or by actual delivery of the products ordered to Dealer or to a carrier for transportation to Dealer. Except as otherwise provided in this Agreement, orders shall not be cancellable by Dealer after acceptance by Distributor. Distributor will process and fill Dealer's orders in accordance with procedures relating thereto established by Distributor. Because of the number of factors that affect the distribution of products and the relevancy thereof at any given time. Distributor necessarily reserves to itself discretion in applying such factors and in processing orders for Isuzu Products it receives from Dealer. The judgment and decisions of Distributor shall be final in all matters relating to the distribution and delivery of Isuzu Products to Dealer.

         B.   SHIPMENT AND RISK OF LOSS

         Distributor will ship Isuzu Products by whatever mode of transportation, by whatever route, and from whatever point Distributor may select. Distributor will, if requested by Dealer in such manner and within such time as Distributor shall from time to time specify, prosecute claims for loss of or damage to Isuzu Products during transportation from said point of shipment against the responsible carrier for and on behalf of Dealer.

         C.   PASSAGE OF TITLE

         Title to Isuzu Products shall pass from Distributor to Dealer, or, if applicable, to the financial institution designated by Dealer, upon delivery of said product to Dealer or to a carrier for transportation to Dealer, whichever occurs first. Distributor shall retain a security interest in, and the right to repossess, any such product until paid in full therefor.

         D.   FREIGHT

         In addition to the prices and charges otherwise provided for herein, Dealer will pay Distributor in connection with Isuzu Vehicles delivered to Dealer the applicable destination charges that are in effect at the time of shipment. Dealer shall pay such transportation charges for Isuzu Parts and Accessories as may be in effect at the time of shipment.

         E.   DIVERSIONS

         Dealer shall pay all charges accruing after delivery of Isuzu Products to Dealer or to carrier for transportation to Dealer, including, but not limited to, charges for demurrage and storage. If diversions of shipments are made upon Dealer's request or because of Dealer's failure or refusal to accept delivery thereof, Dealer shall be responsible for and pay any additional costs or expenses thereby incurred.

                         ARTICLE III.  DEALERSHIP OPERATIONS

         A.   DEALERSHIP LOCATION AND FACILITIES

              1.   DEALERSHIP FACILITIES

         Dealer shall provide, at the Dealership Location, Dealership Facilities that will enable Dealer to effectively perform its responsibilities under this Agreement. The Dealership Facilities shall be satisfactory as to appearance and layout, properly equipped and substantially in accordance with the applicable Dealership Standards.

              2.   CHANGE IN DEALERSHIP LOCATION OR FACILITIES

         Dealer shall not move, relocate, modify or change the Dealership Location or any of the Dealership Facilities, nor shall Dealer or any Owner or Manager directly or indirectly establish or operate any other locations or facilities for the sale or servicing of Isuzu Products or for the conduct of any other of the dealership operations contemplated by this Agreement without the prior written consent of Distributor.

              3.   HOURS OF BUSINESS

         In order to serve the needs of potential purchasers and the service requirements of owners and users of Isuzu Products, Dealer shall keep its Dealership Facilities open and operating for business during such days and hours as automobile dealers' sales, parts and service facilities are customarily open in the community wherein the Dealership Location is situated.

              4.   IDENTIFICATION OF DEALERSHIP FACILITIES

         Insofar as permitted by local laws and regulations, Dealer shall display at its Dealership Location, in such number and at such locations as Distributor may reasonably require, signs which are compatible with the design standards established by Distributor from time to time. Dealer shall maintain all such signs in good condition at all times.

              5.   EVALUATION OF DEALER'S PERFORMANCE WITH
                   RESPECT TO DEALERSHIP FACILITIES

         Distributor shall periodically evaluate Dealer's performance of its responsibilities with respect to Dealership Facilities and shall discuss its evaluation with Dealer. Dealer shall promptly take such action as may be required to correct any deficiencies in its performance of these responsibilities.

         B.   VEHICLE SALES OPERATIONS

              1.   RESPONSIBILITY OF DEALER

         Dealer shall actively and effectively promote the sale at retail (and, if Dealer elects, the leasing and rental) of Isuzu Vehicles to potential customers located in Dealer's Market. However, nothing contained in this Agreement shall limit or be construed to limit the geographical area within which or the persons to whom Dealer may sell or promote the sale of Isuzu Vehicles.

              2.   SALES PERSONNEL

         Dealer shall at all times employ the number of trained and competent new vehicle managerial and sales personnel reasonably required to fulfill its responsibilities with respect to the sales of Isuzu Vehicles.

         Dealer shall, without expense to Distributor, have its said employees attend such vehicle sales training sessions as Distributor may from time to time conduct.

              3.   INVENTORY

         Subject to the ability of the Distributor to supply the same, Dealer shall maintain at all times stocks of Isuzu Vehicles of an assortment and in quantities adequate to meet its responsibilities with respect to sales of Isuzu Vehicles. Dealer shall also have available at all times an adequate number and variety of Isuzu Vehicles for purposes of display and demonstration and shall, at all times, maintain the same in first class condition.

              4.   MODIFICATION OF ISUZU VEHICLES

         If the laws of the state in which the Dealership Location is situated or of the states in which customers of Dealer are located require the installation on vehicles of equipment not installed or supplied as standard equipment by Distributor, Dealer shall, prior to its sale of the Isuzu Vehicles on which such installation is required, install at its own expense such additional equipment. Dealer shall indemnify and hold Distributor harmless from and against any and all liabilities arising from Dealer's failure to install such additional equipment on said vehicles.

              5.   EVALUATION OF DEALER'S SALES PERFORMANCE

         Distributor shall periodically evaluate Dealer's performance of its responsibilities with respect to sales of Isuzu Cars and shall discuss its evaluation with Dealer. Dealer shall promptly take such action as may be required to correct any deficiencies in its performance of these responsibilities. Dealer's performance of these responsibilities shall be evaluated by Distributor on the basis of such reasonable factors as Distributor shall establish and furnish Dealer from time to time. Such factors shall include:

              (a) Reasonable sales objectives for Isuzu Cars which may be established from time to time by Distributor for Dealer;

              (b)  Dealer's sales of Isuzu Cars as compared to:

                   (i)       registrations of Isuzu Cars in Dealer's Market;

                   (ii)      registrations of Competitive Cars in Dealer's
                             Market;

                   (iii)     registrations of Import Industry Cars in Dealer's
                             Market;

                   (iv)      registrations of Industry Cars in Dealer's Market;
                             and

                   (v) the average sale of Isuzu Cars by comparable groupings of Authorized Isuzu Dealers.

              6.   EVALUATION OF SALES OF ISUZU TRUCKS

         Distributor shall periodically evaluate Dealer's performance of its responsibilities with respect to sales of Isuzu Trucks and shall discuss its evaluation with Dealer. Dealer shall promptly take such action as may be required to correct any deficiencies in its performance of these responsibilities. Dealer's performance of these responsibilities shall be evaluated by Distributor on the basis of such reasonable factors as Distributor shall establish and furnish Dealer from time to time. Such factors shall include:

                   (a) Reasonable sales objectives for Isuzu Trucks which may be established from time to time by Distributor for Dealer;

                   (b)  Dealer's sales of Isuzu Trucks as compared to:

                        (i)       registrations of Isuzu Trucks in
                                  Dealer's Market;

                        (ii) registrations of Competitive Trucks in Dealer's Market;

                        (iii) registrations of Import Industry Trucks in Dealer's Market;

                        (iv) registrations of Industry Trucks in Dealer's Market; and

                        (v) the average sales of Isuzu Trucks by comparable groupings of Authorized Isuzu Dealers.

         C.    USED VEHICLE SALES OPERATIONS

         To enhance Dealer's opportunities to operate successfully, Dealer will engage in such used vehicle operations as Dealer may deem appropriate. Dealer shall be entitled to identify such used vehicle operations as a part of its dealership operations and to apply the trademarks, tradenames and service marks of Distributor relating to used vehicle operations, but only as and to the extent Dealer subscribes to and fulfills all requirements of programs relating thereto offered Dealer by Distributor.

         D.   RENTAL AND LEASING OPERATIONS

         Since the rental and leasing of Isuzu Vehicles will offer Dealer additional opportunities to improve its effectiveness in fulfilling its responsibilities with respect to sales of Isuzu Vehicles, Dealer will explore such opportunities and will establish rental and leasing operations if such additional opportunities are apparent. Dealer shall be entitled to identify such rental and leasing operations as a part of its dealership operations and to apply the trademarks, tradenames and service marks of Distributor relating to rental and leasing operations, but only as and to the extent Dealer subscribes to and fulfills all requirements of programs relating thereto offered Dealer by Distributor.

         E.   PARTS AND ACCESSORIES SALES OPERATIONS

              1.   RESPONSIBILITY OF DEALER

         Dealer shall actively and effectively promote the sale of Isuzu Parts and Accessories to service, wholesale and other customers located in Dealer's Market. However, nothing contained in this Agreement shall limit or be construed to limit the geographical area within which or the person to whom Dealer may sell Isuzu Parts and Accessories.

              2.   SALES PERSONNEL

         Dealer shall at all times employ the number of trained and competent parts and accessories managerial and sales personnel reasonably required to fulfill its responsibilities with respect to the sales of Isuzu Parts and Accessories. Dealer shall, without expense to Distributor, have its said employees attend such parts and accessories sales training sessions as Distributor may from time to time conduct.

              3.   INVENTORY

         Dealer shall maintain at all times stocks of parts and accessories adequate to meet its responsibilities with respect to service of Isuzu Products. Dealer shall also amintain, subject to the ability of Distributor to supply the same, stocks of Isuzu Parts and Accessories of an assortment and in quantities adequate to meet customer demands and for warranty repairs, special policy service and campaign corrections. Dealer shall maintain a proper and adequate system of parts and accessories inventory control.

              4.   REPRESENTATIONS CONCERNING PARTS AND ACCESSORIES

         In connection with its ale or offering for sale or use in the repair or service of Isuzu Products, Dealer shall not represent as an Isuzu Part or Accessory any part or accessory that in fact is not an Isuzu Part or Accessory.

              5.   EVALUATION OF DEALER'S PARTS AND ACCESSORIES SALES
                   PERFORMANCE

         Distributor shall periodically evaluate Dealer's performance of its responsibilities with respect to the sale of Isuzu Parts and Accessories and shall discuss its evaluation with

Dealer. Dealer shall promptly take such action as may be required to correct any deficiencies in its performance of these responsibilities.

         F.   SERVICE OPERATIONS

              1.   GENERAL SERVICE RESPONSIBILITIES OF DEALER

         Dealers shall provide prompt efficient and courteous service to owners and users of Isuzu Products regardless of the origin of purchase thereof, including, without limitation, the specific obligations described below. All service performed by Dealer pursuant to this Agreement shall be performed in a good and workmanlike manner and in accordance with the requirements, specifications and instructions relating thereto set forth in the Service Policies and Procedures Manual and bulletins and instructions furnished Dealer by Distributor from time to time.

              2.   SPECIFIC SERVICE OBLIGATIONS OF DEALER

                   (a)  NEW VEHICLE PRE-DELIVERY INSPECTIONS AND ADJUSTMENTS.

         Dealer shall perform pre-delivery inspections and adjustments on each Isuzu Vehicle prior to sale and delivery thereof by Dealer. Such inspections and adjustments shall be performed by Dealer without charge to the purchaser and in accordance with the provisions relating thereto set forth in the Service Policies and Procedures Manual and bulletins and instructions furnished Dealer by Distributor from time to time.

         The completion of such inspections and adjustments on each such Vehicle shall be verified by Dealer on forms supplied or approved by Distributor for this purpose, a copy of which shall be retained in Dealer's files and a copy of which shall be furnished to the purchaser.

                   (b)  COMPLIMENTARY MAINTENANCE SERVICE

         Dealer shall perform or be responsible for the performance of such complimentary maintenance or other services following delivery of Isuzu Vehicles (including labor for lubrication) as may be prescribed for such vehicle in Distributor's applicable service bulletins, in accordance with the provisions relating thereto set forth in the Service Policies and Procedures Manual or in bulletins or instructions issued by Distributor to Dealer from time to time. Dealer will perform such services as and when required and requested by the owner or user of the vehicle, without regard to its origin of purchase.

                   (c)  WARRANTY REPAIRS

         Dealer shall perform (i) warranty repairs on each Isuzu Product which qualifies for such repairs under the provisions of any warranty furnished therewith by Distributor or by the manufacturer thereof and (ii) such other inspections, repairs or adjustments as may be approved or authorized by Distributor.

         Dealer shall perform such repairs and adjustments on each such Isuzu Product as and when required thereon and requested by the owner, without regard to its origin of purchase, and in accordance with the provisions relating thereto set forth in the Service Policies and Procedures Manual and in bulletins and instructions furnished by Distributor to Dealer from time to time.

         Dealer shall provide each owner or user for whom Dealer performs such repairs or adjustments with a copy of the repair order covering the same.

                   (d)  CAMPAIGN INSPECTIONS AND CORRECTIONS

         Dealer shall perform campaign inspections and/or corrections, including those described in owner notifications and recall campaigns conducted by Distributor in furtherance of Federal or state laws or regulations, on Isuzu Products that qualify for such inspections and/or corrections and those on which such campaign inspections and corrections are requested by Distributor, regardless of their origin of purchase.

         Dealer shall perform such campaign inspections and/or corrections and shall advise Distributor as and when the same are performed, all in accordance with the bulletins and instructions relating thereto furnished Dealer by Distributor and as set forth in the Service Policies and Procedures Manual.

         To enable Dealer to perform required corrections as promptly as practical, and for the convenience of Dealer, parts and/or other materials required for each such campaign may be pre-shipped to Dealer. Dealer will accept and retain such parts and/or materials for use in such campaign. Upon completion of the campaign, Dealer may return or dispose of any such parts and/or materials that are in excess of Dealer's requirements for the campaign in accordance with disposition instructions relating thereto furnished by Distributor and Dealer shall receive credit therefor.

                   (e)  DISPOSITION OF REPLACED PARTS

         Dealer shall comply with the instructions set forth in the Service Policies and Procedures Manual with respect to retention and disposition of parts replaced by Dealer in the performance of repairs, adjustments and services pursuant to Article III F 2 (a), (b), (c) and (d) of this Agreement.

                   (f)  MAINTENANCE AND REPAIR SERVICE

         Dealer shall provide, at its Dealership Facilities, prompt maintenance and repair service to owners and users of Isuzu Products. Such service shall include only those services specifically requested by the owner or user that are discussed in advance by the Dealer with the owner or user as being required.

         Dealer shall provide all owners and users for whom Dealer provides maintenance and repair service itemized invoices covering the details thereof.

                   (g)  PAYMENTS BY DISTRIBUTOR TO DEALER

         For Dealer's performance of pre-delivery inspections and adjustments, complimentary maintenance service, warranty repairs, special policy adjustments, and campaign inspections and corrections under and pursuant to the above provisions, Distributor shall pay Dealer for the Parts and Accessories and/or other materials or shall provide Dealer with the Parts and Accessories and/or other materials required in connection therewith and shall pay for labor in accordance with the provisions relating thereto set forth in the Service Policies and Procedures Manual.

              3.   OTHER SERVICE RESPONSIBILITIES OF DEALER

                   (a)  COMPLIANCE WITH LAWS REGULATING VEHICLES
                        AND OTHER PRODUCTS

         Dealer will comply with all applicable provisions of Federal, state and local laws and governmental orders, rules and regulations, including but not limited to laws, orders, rules and regulations relating to safety, emission, noise control, damageability and customer service.

         In furtherance of facilitating compliance with such laws, orders, rules and regulations by Distributor and Dealer, Distributor will provide to Dealer, and Dealer will provide to Distributor, as the case may be, such information and assistance as may reasonably be requested by the other in connection with the performance of their respective obligations under such laws, orders, rules and regulations.

                   (b)  SERVICE PERSONNEL

         Dealer shall at all times employ the number of trained and competent service managerial and technical personnel reasonably required to fulfill its responsibilities with respect to the service of Isuzu Products. Dealer shall, without expense to Distributor, have its said employees attend such service training sessions as Distributor may from time to time conduct.

                   (c)  SERVICE EQUIPMENT AND SPECIAL AND
                        ESSENTIAL TOOLS

         Dealer shall provide adequate service equipment and such special and essential tools as are required to fulfill its responsibilities for service of Isuzu Products.

              4.   EVALUATIONS OF DEALER'S SERVICE PERFORMANCE

         Distributor shall periodically evaluate Dealer's performance of its responsibilities with respect to the servicing of Isuzu Products and shall discuss its evaluation with Dealer. Dealer shall promptly take such action as may be required to correct any deficiencies in its performance of these responsibilities.

         G.   ADVERTISING, PROMOTIONAL AND PUBLIC RELATIONS OPERATIONS

              1.   ADVERTISING STANDARDS

         In order to secure and maintain the confidence and respect of the public in Dealer, Distributor, Manufacturer and Isuzu Products, Dealer will at all times maintain the highest standards of ethical advertising and will not publish or cause or permit to be published any advertising relating to any of its dealership operations or to any Isuzu Product which is not in compliance with all applicable federal, state and local laws, rules, regulations and orders or that is likely to mislead or deceive the public or impair the goodwill of Dealer, Distributor or Manufacturer or the good reputation of Isuzu Products.

              2.   DEALER'S ADVERTISING PROGRAMS

         Dealer shall develop and utilize advertising and promotion programs, including, but not limited to effective displays of Isuzu Products and use of demonstration Isuzu Vehicles.

              3.   PARTICIPATION IN DISTRIBUTOR'S ADVERTISING PROGRAMS

         Dealer shall participate in advertising and promotion programs developed from time to time by Distributor, as and when requested by Distributor.

              4.   CUSTOMER RELATIONS

                   (a)  INFORMING CUSTOMERS AS TO DETAILS OF CHARGES

         In effecting sales or service of Isuzu Products, Dealer will inform the customers of details covering the items which make up the purchase price or charges, will give them itemized invoices covering the details thereof and will provide them with such other information and documents relating thereto as may be required under any applicable laws, rules, regulations or orders.

         Dealer will not make any false, misleading or deceptive representations as to the items making up the purchase price or charges, nor will Dealer make any statements intended to lead any purchaser to believe that a greater portion of the selling price of a Vehicle represents destination, factory delivery and handling, or other charges than the amounts thereof actually charged to and paid for by Dealer.

                   (b) RIGHT OF RETAIL PURCHASER TO BUY VEHICLE WITHOUT PURCHASING OPTIONAL EQUIPMENT OR ACCESSORIES

         Dealer shall not include, in any retail order for an Isuzu Vehicle taken by Dealer nor in any order covering an Isuzu Vehicle submitted by Dealer to Distributor, any item of optional equipment or accessories, unless the retail purchaser thereof has requested such item and has knowledge that such item will be included in such order or unless such item is required on such vehicle under applicable laws, rules, regulations or orders.

                   (c) INFORMING RETAIL PURCHASERS AS TO OPTIONAL EQUIPMENT OR ACCESSORIES INSTALLED BY DEALER

         In order to avoid disparagement of any trademark that is applied by Distributor to items of optional equipment and accessories manufactured by or for Distributor and in order to avoid misleading any retail purchasers who may assume that all items of optional equipment and accessories included in Isuzu Vehicles have been manufactured by or for Distributor, Dealer shall, if it installs on any Isuzu Vehicle any item of optional equipment or accessory that has not been manufactured by or for Distributor, disclose to the retail purchaser thereof that such item of optional equipment or accessory has not been manufactured by or for Distributor and that it is not included in any warranty furnished by Distributor. Such disclosure by Dealer shall be included in writing by Dealer on the retail purchaser's order for any such Isuzu Vehicle, if one is signed by the retail purchaser thereof, but in any event in the itemized invoice covering the details of such purchase furnished the retail purchaser by Dealer.

         H.   CAPITAL

         Dealer shall at all times maintain and employ in the operations of its dealership at least that amount and allocation of net working capital needed for Dealer to effectively fulfill its responsibilities under this Agreement, as agreed upon in writing by Distributor and Dealer from time to time.

         I.   ACCOUNTING SYSTEM

         Dealer will install and maintain an accounting system of a type designated by Distributor. Dealer will maintain said system in accordance with instructions to be issued by Distributor from time to time.

         J.   RECORDS AND REPORTS

              1.   FINANCIAL STATEMENTS

         Dealer shall furnish to Distributor, on or before the tenth day of each month, on such forms as Distributor may designate, complete and accurate financial and operating statements reflecting Dealer's true and financial condition as of the end of the preceding month and the results of Dealer's operations during the preceding month and for that portion of Dealer's fiscal year then ended, with supporting data, and shall, within two (2) months after the closing date of Dealer's fiscal year, furnish to Distributor complete and accurate financial and operating statements for said fiscal year. Distributor shall not furnish to any third party any financial statements or data submitted to it hereunder, except as an unidentified part of a composite or coded report, unless authorized by Dealer or required to do so by law or unless they are pertinent to judicial or governmental administrative proceedings.

              2.   OWNERSHIP AND MANAGEMENT RECORDS

         Dealer shall keep and maintain complete and up-to-date records covering (a) the names of all persons who are Owner(s) of Dealer and the dates and manner in which any such ownership interests of such persons are transferred or changed in any manner whatsoever; (b) the election, appointment or selection of each person having a management position with Dealer, including the duly elected officers and directors of Dealer if Dealer is a corporation; and (c) the persons or parties who have either directly or indirectly supplied funds, on either a secured or unsecured basis, to those having any ownership interests in Dealer in connection with their acquisition of such ownership interests.

              3.   SALES AND SERVICE RECORDS AND REPORTS

         Dealer shall prepare and maintain complete and up-to-date records covering its sales of and service performed by it on Isuzu Products. Promptly upon the sale of each Isuzu Vehicle, Dealer shall accurately and fully complete and send to Distributor the vehicle retail delivery report supplied by Distributor with respect to said vehicle. Dealer will furnish Distributor with such other and further reports covering sales and service of Isuzu Products by Dealer in such form or forms and within such times as is specified in notices or bulletins relating thereto furnished Dealer by Distributor.

              4.   RECORDS CONCERNING APPLICATIONS AND CLAIMS FOR PAYMENTS

         Dealer shall prepare and retain, for a minimum period of two (2) years, in accordance with the procedures set forth in the Service Policies and Procedures Manual, records in support of applications for payment for pre-delivery inspections and adjustment, warranty repairs and policy adjustments and campaign inspections and corrections performed by Dealer, claims for parts compensation and applications for discounts, allowances, refunds or credits.

         K.   INSPECTION OF ACCOUNTS AND RECORDS

         Distributor shall have the right at any reasonable time during Dealer's regular business hours to inspect the Dealership Facilities and to examine, audit and make copies of all accounts and records relating to the sale and service of Isuzu Products.

         L.   TRADEMARKS AND SERVICE MARKS

         Distributor grants Dealer the non-exclusive privilege to identify itself as an Authorized Isuzu Dealer and to display and otherwise use in connection with the sale and service of Isuzu Products, the various trademarks, tradenames, service marks and other word and design marks which Manufacturer or Distributor may use in connection with or apply to Isuzu Products during the term of this Agreement. Except as provided herein, Dealer shall make no use of any such trademark, tradename, service mark, or other word and design mark. Dealer shall not use any mark, word or name which is similar to any of the various trademarks, tradenames, service marks and other word and design marks which Manufacturer or Distributor may use in connection with or apply to Isuzu Products. Dealer shall neither have nor claim to have any rights in or to any such trademark, tradename, service mark or other word and design mark. Upon Distributor's request and, in any case, upon termination of this Agreement, Dealer shall promptly discontinue, or cause to be discontinued, the display and use of all such trademarks, tradenames, service marks and other word and design marks. Dealer shall promptly change the manner in which such trademarks, tradenames, service marks and other word and design marks are displayed and used when requested to do so by Distributor. No such trademark, tradename, service mark or other word and design mark may be used as part of the name under which Dealer's business is conducted, except with Distributor's prior written consent.

                            ARTICLE IV.   INDEMNIFICATION

         A.   INDEMNIFICATION OF DISTRIBUTOR

         Dealer shall:

         1. Upon Distributor's written request defend Distributor against claims that during the term of this Agreement may arise, commence or be asserted against Distributor in an action concerning:

         (a) Dealer's failure or alleged failure to comply, in whole or in part, with any obligation of Dealer under this Agreement;

         (b) Any actual or alleged negligence, error, omission or act or Dealer in connection with the preparation, repair or service (including warranty service) by Dealer of Isuzu Products;

         (c) Any modification made by or on behalf of Dealer to Isuzu Products, except those made pursuant to the express instruction or with the express approval of Distributor;

         (d) Dealer's breach or alleged breach of any agreement between Dealer and Dealer's customer or other third party; or

         (e) Misleading statements, misrepresentations or deceptive or unfair practices or allegations of misleading statements, misrepresentations or deceptive or unfair practices by Dealer, directly or indirectly, to Distributor, a customer or other third party.

         2. Indemnify and hold Distributor harmless from any and all settlements made and final judgments rendered with respect to any of the claims described in Section A.1 of this Article IV.

         B.   INDEMNIFICATION OF DEALER

         Distributor shall, upon Dealer's written request:

         1. Defend Dealer against claims that during the term of this Agreement may arise, commence or be asserted against Dealer in an action concerning bodily injury or property damage arising out of an occurrence caused solely by a defect or alleged defect existing or claimed to have existed in an Isuzu Product at the time title to said product passed to Dealer, provided:

              (i) that the defect could not have reasonably been discovered by Dealer during the pre-delivery inspection of the product required by this Agreement; and

              (ii) Distributor did not notify Dealer in writing of such defect prior to delivery of the product to the first retail customer.

         2. Indemnify and hold Dealer harmless from any and all settlements made which are approved by Distributor and final judgments rendered with respect to any of the claims described in Section B.1 of this Article IV; provided, however, Dealer promptly notifies Distributor in writing of the assertion of such claim and the commencement of such action against Dealer and cooperates fully in the defense of such action in such manner and to such extent as Distributor may require.

         C.   EXCEPTION TO INDEMNIFICATION

         If the allegations asserted in any action or if any facts established during or with respect to any action would require Dealer to defend and indemnify Distributor under Section A, above, and Distributor to defend and indemnify Dealer under Section B, above, Distributor and Dealer shall each be responsible for its own defense in such an action and there shall be no obligation or responsibility in connection with any defense, judgment, settlement or expenses of such action as between Distributor and Dealer, except to the extent that such an obligation or responsibility may be imposed by applicable law.

                               ARTICLE  V.  TERMINATION

         A.   TERMINATION AGREEMENT

              1.   VOLUNTARY TERMINATION BY DEALER

         Dealer may terminate this Agreement at any time upon 30 days' written notice to Distributor.

              2.   TERMINATION DUE TO ACTS OR EVENTS CONTROLLED
                   BY DEALER, ITS OWNER(S) OR MANAGERS

         Each of the following represents an act or event that is within the control of or originates from action taken by Dealer or its Owner(s) or Manager(s) and over which Distributor has no control, but which, when contrary to the spirit, nature, purpose or objectives of this Agreement, warrant its termination:

         (a) Any misrepresentation to Distributor by Dealer or by its Owner(s) or Executive Manager in applying for this Agreement or any misrepresentation to Distributor by Dealer or any such person as to the persons who are or will be Owner(s) or Manager(s) of Dealer.

         (b) Any attempted sale, transfer or assignment by Dealer of this Agreement or any of the rights or privileges granted Dealer by this Agreement; or any attempted transfer, assignment or delegation by Dealer under this Agreement, without in either case the prior written consent of Distributor, which consent shall not be unreasonably withheld.

         (c) Any sale, transfer, relinquishment, voluntary or involuntary, by operation of law or otherwise, of any ownership interest in Dealer without the prior written consent of Distributor, which consents shall not be unreasonably withheld.

         (d) Any change of the Dealer's Executive Manager without the prior written consent of Distributor, which consent shall not be unreasonably withheld.

         (e) Any attempt by Dealer to conduct either directly or indirectly, any of the dealership operations contemplated by this Agreement at any facilities other than the Dealership Facilities.

         (f) Any sale or other transfer, by operation of law or otherwise, to any third party or parties, or any relinquishment or discontinuance of use by Dealer, of any of the Dealership Facilities or other principal assets that are employed and required by Dealer in the conduct of the dealership operations without the prior written consent of Distributor, which consent shall not be unreasonably withheld.

         (g) Any dispute, disagreement, or controversy between or among the Owner(s) or Executive Manager (or, if Dealer is a corporation, its directors or officers) of Dealer relating to the ownership or management of Dealer or to its dealership operations which, in the opinion of Distributor, may adversely affect the dealership operations or the interest of Dealer or Distributor.

         (h) Insolvency of Dealer; filing of a voluntary petition in bankruptcy by Dealer; filing of a petition to have Dealer declared bankrupt, provided that it is not vacated within one (1) month after filing; appointment of a receiver or trustee for Dealer, provided such appointment is not vacated within one (1) month after such appointment; or execution by Dealer of an assignment for the benefit of creditors.

         (i) Failure of Dealer to maintain the Dealership Facilities open for business as required under the provisions of this Agreement, for seven (7) consecutive business days.

         (j) Conviction of Dealer or any Owner(s) Executive Manager or, if Dealer is a corporation, any of its directors or officers, of any crime which, in the opinion of Distributor, may adversely affect the reputation of interests of Dealer or Distributor.

         (k) Any submission by Dealer to Distributor of a false or fraudulent application, or any claim or statement in support thereof, for payment related to predelivery inspection or adjustment, or warranty repairs, special policy or campaign adjustments performed by Dealer, or for parts compensation or for any other discount, allowance, refund or credit whether or not

Dealer offers or makes to Distributor or Distributor seeks or obtains from Dealer restitution of any payments made to Dealer on the basis of any such false or fraudulent applications, claims or statements.

         (l) Failure to Dealer to furnish Distributor with the financial and operating statements or reports required to be furnished under this Agreement or refusal by Dealer to permit Distributor to make any inspection or audit of Dealer's facilities, accounts and records as provided in this Agreement, if such failure or refusal shall continue for a period of one (1) month after receipt by Dealer from Distributor of a written request for such statements or reports or permission to make any such inspection or audit.

         (m) Willful failure of Dealer to comply with the provisions of any laws, rules, regulations or orders of a government body relating to Isuzu Products or the advertising, promoting, sale or service thereof.

         When Distributor has established to its satisfaction that any such act or event has occurred, Distributor may terminate this Agreement by giving Dealer written notice of termination, such termination to be effective upon receipt by Dealer of such notice.

              3.   TERMINATION BY DISTRIBUTOR FOR FAILURE OF
                   PERFORMANCE BY DEALER

         If, based on the evaluations thereof made by Distributor, Distributor determines that Dealer has failed to fulfill any one or more of the responsibilities assumed by Dealer under Article III of this Agreement by failing to fulfill the responsibilities and obligations of Dealer relating thereto set forth in said Article, Distributor will endeavor to review with Dealer the nature and extent of such failure(s) and the reasons which, in Distributor's opinion, account for such failure(s). Thereafter, based upon such plan or plans of action as may be proposed by Dealer to remedy such failure or failures and upon such other factors as Distributor deems relevant in the circumstances. Distributor will determine whether it can be reasonably expected that Dealer can and will remedy such failure or failures and the period of time that Dealer may reasonably require to effect such remedy or remedies.

         As soon as practicable thereafter, Distributor will notify Dealer in writing of the nature and extent of Dealer's failure or failures of performance and of the period of time, if any, during which Dealer will be expected to remedy such failure or failures of performance.

         If, at the expiration of the period, if any, specified in such notice, such failure or failures of performance have not been substantially remedied by Dealer, Distributor may terminate this Agreement by giving Dealer written notice of termination, with such termination to be effective three (3) months after receipt by Dealer of such notice.

         In the interest of providing continuing service to owners of Vehicles, Distributor may, if it elects, process during such three (3) month period applications for an Isuzu Dealer Sales and Service Agreement to replace Dealer; provided, however, that such Isuzu Dealer Sales and Service Agreement shall not become effective until after the effective date of termination of this Agreement.

         During such three (3) month period, Distributor and Dealer will commence such actions such actions as may be necessary or desirable so that the termination obligations of Distributor and Dealer set forth in this Agreement may be fulfilled as promptly as practicable.

              4. TERMINATION BECAUSE OF DEATH OR INCAPACITY OF OWNER AND/OR EXECUTIVE MANAGER

         Since this Agreement is in the nature of a personal service agreement and its continuation is conditioned upon Dealer being owned and managed as provided in Section 4 hereof, Distributor (subject to the provisions of Article VII of this Agreement) may terminate this Agreement by written notice to Dealer in the event of the death of an Owner or the Executive Manager or in the event Distributor determines that the Executive Manager is physically or mentally incapacitated so as to be unable to actively exercise full managerial authority for the operating management of Dealer. The effective date of any such termination shall be the date set forth in such written notice, which shall be not less than three (3) months after receipt by Dealer of such notice.

         In the interest of providing continuing service to owners of Vehicles, Distributor may, if it elects, process, during the period from the receipt by Dealer of such notice to the effective date of such termination applications for an Isuzu Dealer Sales and Service Agreement to replace Dealer; provided, however, that such Isuzu Dealer Sales and Service Agreement shall not become effective until after the effective date of termination of this Agreement.

         During the period from Dealer's receipt of such notice to the effective date of such termination, Distributor and Dealer will commence such actions as may be necessary or desirable so that the termination obligations of Distributor and Dealer set forth in this Agreement may be fulfilled as promptly as practicable.

              5.   TERMINATION FOR FAILURE OF DEALER OR DISTRIBUTOR TO BE
                   LICENSED

         If Distributor or Dealer requires a license for the performance of any obligation under or in connection with this Agreement in any state or jurisdiction where this Agreement is to be performed and if either of the parties shall fail to secure or maintain such license or a renewal thereof or if such license shall be suspended or revoked, irrespective of the cause or reason therefor, either party may immediately terminate this Agreement by giving to the other party written notice of such termination.

              6.   TERMINATION BY MUTUAL AGREEMENT

         This Agreement may be terminated at any time by written mutual agreement between Distributor and Dealer in the event (1) any person named as an Owner or Executive Manager wishes to retire, (2) Distributor and Dealer desire to effect either a discontinuance or a relocation of Dealer's Dealership facilities or (3) Distributor and Dealer deem it desirable for any other cause or reason.

         The Provisions of Section B of this Article V shall be deemed applicable to a termination under this Section A.6. only to the extent and in the manner set forth in such written mutual agreement of termination.

              7.   RIGHT TO RELY ON ANY APPLICABLE TERMINATION PROVISION

         Because the notice periods may be different with respect to, and the rights and obligations of the parties may vary depending upon, the particular provisions under which this Agreement is terminated, the terminating party shall have the right to select the provision of this Section A under which it elects to terminate this Agreement without reference in its notice of termination to any other provision of this Section A that may also be applicable in the circumstances. The exercise of such right shall not preclude the terminating party from at any time asserting or establishing that the termination of this Agreement is also supportable under another provision of this Section A.

         B.   TRANSACTIONS AFTER TERMINATION

              1.   EFFECT OF TERMINATION ON ORDERS

         In the event that this Agreement is terminated in accordance with any provision of Section A of this Article V (other than Section A.6.), Distributor may cancel all unshipped orders received from Dealer for Isuzu Products.

         Termination of this Agreement shall not release Dealer, however, from the obligation to pay any sum which may then be owing Distributor.

              2.   EFFECT OF TRANSACTIONS AFTER TERMINATION

         Neither the processing by Distributor or orders from Dealer nor the continuation of sales of Isuzu Products or any other products to Dealer nor any other act of Distributor after termination of this Agreement shall be construed as a waiver of the termination, or as a renewal, extension or continuation of this Agreement.

              3.   PURCHASES OF ELIGIBLE ITEMS

         Distributor shall purchase, subject to and upon compliance with the provisions hereinafter set forth in subsections 4 and 5 of this Section B, all or any of the following Eligible Items from Dealer:

                   (i)    Vehicles

         All new, unused, unlicensed, undamaged Isuzu Vehicles of the then current model year purchased by Dealer from Distributor then unsold which are the unencumbered property and in the possession of Dealer or of Dealer's financing institution at Dealer's net cost or the price last established by Distributor for the sale of identical vehicles by Distributor to Authorized Isuzu Dealers, whichever is lower, plus destination charges paid by Dealer thereon, less all refunds or allowances paid thereon by Distributor, any amount paid by Distributor for pre-delivery inspection and service thereon and any costs required to place said vehicles in new condition.

                   (ii)   Parts

         All new, unused, undamaged, resalable Isuzu Parts (except Publications and parts listed in Distributor's Parts List as "non-returnable"), which are still in the original and undamaged package, are for the then current and three (3) immediately preceding vehicle model years and are the unencumbered property of and in the possession of Dealer at the dealer prices set forth in Distributor's then-current price list.

                   (iii)  Accessories

         All new, unused, undamaged, resalable Isuzu Accessories which are still in the original and undamaged package, are for the then current vehicle model year and are the unencumbered property of and in the possession of Dealer at the dealer prices set forth in Distributor's then current price list.

                   (iv)   Signs

         Any signs owned by Dealer of a type recommended in writing by Distributor at a price established in accordance with Distributor's pricing formula then in effect.

                   (v)  Special Tools

         Any special tools of a type recommended by Distributor and designed specifically for service of any Isuzu Vehicles that were offered for sale by Distributor to Isuzu Dealers during the three (3) year period immediately preceding termination and were purchased by Dealer from Distributor, at prices therefor established in accordance with the pricing formula set forth in the then current Service Policies and Procedures Manual.

              4.   RESPONSIBILITIES OF DEALER

         Immediately following the effective date of a termination of this Agreement, Dealer shall furnish Distributor with a list of the identification numbers of and such other information as Distributor may require concerning eligible vehicles to be purchased by Distributor in accordance with subsection 3 of this Section B. Dealer will deliver all such vehicles in accordance with Distributor's instructions. Within one (1) month following the effective date of a termination of this Agreement, Dealer shall mail or deliver to Distributor a list of eligible special tools and eligible signs. Within two (2) months following effective date of a termination of this Agreement, Dealer shall mail or deliver to Distributor a complete list of eligible parts and accessories. Dealer shall retain possession of all such eligible items until receipt of written shipping instructions from Distributor. Within one (1) month after receipt of such instructions, Dealer shall tag, pack and ship such eligible items, transportation charges prepaid, to the destinations) specified in such instructions. Dealer shall take such action and shall execute and deliver such instruments as may be necessary (a) to convey to Distributor good marketable title to all eligible items to be purchased hereunder, (b) to comply with the requirements of any applicable state law relating to bulk sales or transfers and
(c) to satisfy and discharge any liens or encumbrances on such eligible items prior to delivery thereof to Distributor.

              5.   PAYMENT BY DISTRIBUTOR

         Subject to its right to offset any amounts owing Distributor from Dealer, Distributor shall pay Dealer for the eligible items purchased by it under the provisions of this Section B as soon as practicable following delivery thereof to

Distributor; provided, however, that any payment for such eligible items may be made by Distributor, at its option, directly to any financing institution or other person or concern which shall have a security or ownership interest therein.

                   ARTICLE VI.  SUCCEEDING AND NEW AND SUPERSEDING
                             SALES AND SERVICE AGREEMENTS

         A.   SUCCEEDING AGREEMENTS

         So that the dealer sales and service agreements offered to Authorized Isuzu Dealers will reflect changes in conditions applicable to the sales and service of Isuzu Products as well as changes in applicable laws or regulations, or in the interpretations thereof, Distributor will review the provisions of its current forms of Isuzu Dealer Sales and Service Agreement on a periodic basis and will prepare new forms of Isuzu Dealer Sales and Service Agreements that will be offered to those Authorized Isuzu Dealers who receive an offer from Distributor of a succeeding Isuzu Dealer Sales and Service Agreement. Dealer acknowledges, therefore, that any new form of Isuzu Dealer Sales and Service Agreement that may be offered Dealer may reflect therein any changes and modifications that are deemed necessary or desirable by Distributor.

         B.   NEW AND SUPERSEDING DEALER AGREEMENTS

         In the event a new and superseding form of Isuzu Dealer Sales and Service Agreement is offered by Distributor to Authorized Isuzu Dealers generally at any time, Distributor may terminate this Agreement upon prior written notice to Dealer, provided that, at the same time, Distributor offers Dealer such new and superseding form of Isuzu Dealer Sales and Service Agreement.

         C. EFFECT OF NEW OR SUPERSEDING AGREEMENT ON RESPONSIBILITIES AND OBLIGATIONS UNDER THIS AGREEMENT

         Although the execution by Distributor and Dealer of any new or superseding Dealer Sales and Service Agreement, whether it is executed in accordance with the provisions of Section A and B of this Article VI or for any other reason, will, by the terms thereof, cancel and supersede this Agreement, such succeeding or new and superseding Isuzu Dealer Sales and Service Agreement generally contemplates continuation of the business relations contemplated by this Agreement. Accordingly, unless otherwise expressly agreed in writing by Distributor and Dealer, the rights and obligations of Dealer that may otherwise become applicable upon any termination of this Agreement shall not be applicable in the event of the execution by Distributor and Dealer of any such new or superseding Isuzu Dealer Sales and Service Agreement. Any evaluation of the effectiveness of Dealer's performance of any of its responsibilities under this Agreement may be reflected and considered together with any evaluation made of the effectiveness of Dealer's performance of similar responsibilities under any such succeeding or new and superseding form of Isuzu Dealer Sales and Service Agreement. Except insofar as they may be inconsistent with the provisions of such succeeding or new and superseding form of Isuzu Dealer Sales and Service Agreement, any outstanding rights and obligations of Distributor and Dealer that arose under this Agreement, or under any separate agreements executed by Distributor and Dealer under this Agreement, shall be deemed continued under such succeeding or new and superseding form of Isuzu Dealer Sales and Service Agreement.

                ARTICLE VII.  ESTABLISHMENT OF SUCCESSOR DEALER

         A.   BECAUSE OF DEATH OF OWNER

         In the event of termination of this Agreement by Distributor pursuant to Section A.4 of Article V because of the death of an Owner, the following provisions shall apply:

              1. Subject to the other provisions of this Article, Distributor shall offer a provisional Sales and Service Agreement the term of which shall not exceed two (2) years to a successor dealer ("Successor Dealer") comprised of the person nominated by such deceased Owner as his or her successor, together with the surviving Owner(s), provided that:

                   (a) the nomination was submitted to Distributor on a Successor Addendum, was consented to by the remaining Owner(s) and was approved by Distributor prior to the death of the deceased Owner;

                   (b) Either (i) there has been no change in the Executive Manager of Dealer or (ii) the provisions of Section B, below, have been complied with; and

                   (c) The successor Dealer has capital and facilities substantially in accordance with Distributor's Standards therefor at the time the provisional Sales and Service Agreement is offered.

              2. If the deceased Owner has not nominated a successor in accordance with the provisions of Section A.1.(a), above, but all of the beneficial interest of the deceased owner has passed by will or the laws of interstate succession directly to the deceased Owner's spouse and/or children or to one or more surviving Owners who each held not less than a twenty-five percent (25) beneficial ownership interest in the dealership prior to the death of the deceased Owner (collectively "Proposed New Owners"), subject to the other provisions of this Article, Distributor shall offer a provisional Sales and Service Agreement the term of which shall not exceed two
(2) years to Successor Dealer ("Successor Dealer") composed of the Proposed New Owners, together with the surviving Owners provided that:

                   (a) Either (i) there has been no change in the Executive Manager of Dealer or (ii) the provisions of Section B, below, have been complied with; and

                   (b) The Successor Dealer has capital and facilities substantially in accordance with Distributor's Standards therefor at the time the provisional Sales and Service Agreement is offered.

         B.   BECAUSE OF DEATH OR INCAPACITY OF EXECUTIVE MANAGER

         In the event of the termination of this Agreement by Distributor pursuant to Section A.4. of Article V because of the death, physical or mental incapacity ("Disability Event") of the Executive Manager ("Disabled Executive Manager"), subject to the other provisions of this Article, Distributor shall offer a provisional Sales and Service Agreement the term of which shall not exceed two (20 years to a Successor Dealer composed of the Owner(s), provided that:

         1. Either (i) the Owner(s) had nominated, in a Successor Addendum, which was approved by Distributor prior to such Disability Event, a person to succeed the Disabled Executive manager or (ii) not later than two (2) months after the occurrence of such Disability Event a new Executive Manager is proposed to Distributor Event a new Executive Manager is proposed to Distributor by all of the Owner(s) and such a person is approved by Distributor;

         2. The new Executive Manager owns in the aggregate beneficial interests in the Successor Dealer of not less than twenty-five percent (25%) or is given the right to acquire and does acquire and does acquire within twelve
(12) months beneficial interests in the Successor Dealer of not less than twenty-five percent (25%); and

         3. The Successor Dealer has capital and facilities substantially in accordance with Distributor's Standards therefor at the time the provisional Sales and Service Agreement is offered.

         C.   EVALUATION OF SUCCESSOR DEALER

         During the term of the provisional Sales and Service Agreement, Distributor will evaluate the performance of the Successor Dealer and periodically review with the Successor Dealer this evaluation. If the Successor Dealer's performance is deemed to be satisfactory to Distributor continuously during the last three (3) months of the provisional Sales and Service Agreement, Distributor will give first consideration to such

Successor Dealer with respect to a new Sales and Service Agreement.

         D.   TERMINATION OF MARKET REPRESENTATION

         Notwithstanding anything stated or implied to the contrary in this Article, Distributor shall not be obligated to offer a provisional or new Sales and Service Agreement to any Successor Dealer if Distributor notified Dealer in writing prior to the event causing the termination of this Agreement that Distributor's market representation plans do not provide for continuation of representation in Dealer's Market.

         E.   TERMINATION OF OFFER

         If the person or persons comprising a proposed Successor Dealer to which any offer of a provisional or new Sales and Service Agreement shall have been made pursuant to this Article shall not accept same within thirty (30) days after notification to them of such offer, such offer shall automatically expire.

                          ARTICLE VIII.  GENERAL PROVISIONS

         A.   DEALER NOT MADE AGENT OR LEGAL REPRESENTATIVE

         An Agreement does not constitute Dealer the Agent or legal representative of Distributor or Manufacturer for any purpose whatsoever.
Dealer is not granted any express or implied right or authority to assume or to create any obligation in behalf of or in the name of Distributor or Manufacturer or to bind Distributor or Manufacturer in any manner or thing whatsoever.

         B. DEALER'S RESPONSIBILITY FOR ITS OPERATIONS, EXPENDITURES, LIABILITIES AND OBLIGATIONS

         Dealer acknowledges that, as an independently owned and operated enterprise, its success will be determined substantially by how effectively its management manages and conducts its operations and affairs. This Agreement, therefore, contemplates that all investments made by or in Dealer shall be made, and Dealer shall fulfill its responsibilities and obligations under this Agreement, in conformity with the provisions hereof, but otherwise at the discretion of Dealer, its management and Owner(s). Nothing herein contained shall impose any liability on Distributor or Manufacturer in connection with the establishment or conduct of Dealer's facilities or operations, and Dealer shall be solely responsible for any and all expenditures, liabilities and obligations made, incurred or assumed by Dealer in preparation for performance or in the performance of Dealer's responsibilities and obligations under this Agreement.

         C.   NOTICES

         All notices required or permitted to be given by either party to the other under or in connection with this Agreement shall be in writing and delivered personally or by mail to Dealer at its Dealership Location and to Distributor at its national headquarters, or to such other address as the party to receive the notice may have previously designated by written notice to the other party. Notices shall be effective upon receipt. If mailed, such notices shall be postage prepaid and sent by registered or certified mail, return receipt requested.

         D.   OFFSETS AND SET OFFS

         In addition to any other specific rights of offset or set off provided for otherwise in any documents affecting Dealer and Distributor, Distributor shall have the right to offset or set off any sums or accounts due or to become due from Dealer to Distributor against any sums or accounts due or to become due from Distributor to Dealer.

         E.   CHANGES REQUIRED BY LAW

         Should Distributor at any time determine that Federal or state laws, or regulations adopted thereunder, or any new interpretation thereof, as any thereof may be validly applied, require changes in any of the provisions of this Agreement, Distributor may offer Dealer a new and superseding Isuzu Dealer Sales and Service Agreement that has been appropriately modified to reflect changes that are required by such new laws, regulations or interpretations, or, in lieu thereof. Distributor may offer Dealer an amendatory agreement to this Agreement reflecting such changes.

         If Dealer shall fail to execute such new and superseding Isuzu Dealer Sales and Service Agreement or such amendatory agreement and return it to Distributor within thirty (30) days after it is offered Dealer, this Agreement may be terminated by Distributor upon written notice thereof to Dealer, with such termination to be effective upon receipt by Dealer of such notice.

                                        DEALER

                                  SALES AND SERVICE

                                      AGREEMENT

                                  ISUZU DEALER SALES

                                         AND

                                  SERVICE AGREEMENT

                                ADDITIONAL PROVISIONS

                                  TABLE OF CONTENTS


ARTICLE I.  DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . .1

ARTICLE II.  SALES TO DEALER . . . . . . . . . . . . . . . . . . . . . . . . .4
    A. Dealer's Orders . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
    B. Shipment and Risk of Loss . . . . . . . . . . . . . . . . . . . . . . .5
    C. Passage of Title. . . . . . . . . . . . . . . . . . . . . . . . . . . .5
    D. Freight . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
    E. Diversions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
ARTICLE III.  DEALERSHIP OPERATIONS. . . . . . . . . . . . . . . . . . . . . .6
    A. Dealership Location and Facilities. . . . . . . . . . . . . . . . . . .6
         1. Dealership Facilities. . . . . . . . . . . . . . . . . . . . . . .6
         2. Change in Dealership Location or Facilities. . . . . . . . . . . .6
         3. Hours of Business. . . . . . . . . . . . . . . . . . . . . . . . .6
         4. Identification of Dealership Facilities. . . . . . . . . . . . . .7
         5. Evaluation of Dealer's Performance with Respect to
            Dealership Facilities. . . . . . . . . . . . . . . . . . . . . . .7
    B. Vehicle Sales Operations. . . . . . . . . . . . . . . . . . . . . . . .7
         1. Responsibility of Dealer . . . . . . . . . . . . . . . . . . . . .7
         2. Sales Personnel. . . . . . . . . . . . . . . . . . . . . . . . . .8
         3. Inventory. . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
         4. Modification of Isuzu Vehicles . . . . . . . . . . . . . . . . . .8


                                         (i)

         5. Evaluation of Dealer's Sales Performance . . . . . . . . . . . . .9
         6. Evaluation of Sales of Isuzu Trucks. . . . . . . . . . . . . . . 10
    C. Used Vehicle Sales Operations . . . . . . . . . . . . . . . . . . . . 11
    D. Rental and Leasing Operations . . . . . . . . . . . . . . . . . . . . 11
    E. Parts and Accessories Sales Operations. . . . . . . . . . . . . . . . 12
         1. Responsibility of Dealer . . . . . . . . . . . . . . . . . . . . 12
         2. Sales Personnel. . . . . . . . . . . . . . . . . . . . . . . . . 12
         3. Inventory. . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
         4. Representations Concerning Parts and Accessories . . . . . . . . 12
         5. Evaluation of Dealer's Parts and Accessories Sales Performance . 13
    F. Service Operations. . . . . . . . . . . . . . . . . . . . . . . . . . 13
         1. General Service Responsibilities of Dealer . . . . . . . . . . . 13
         2. Specific Service Obligations of Dealer . . . . . . . . . . . . . 14
              (a) New Vehicle Pre-Delivery Inspections and Adjustments . . . 14
              (b) Complimentary Maintenance Service. . . . . . . . . . . . . 14
              (c) Warranty Repairs . . . . . . . . . . . . . . . . . . . . . 15
              (d) Campaign Inspections and Corrections . . . . . . . . . . . 15
              (e) Disposition of Replaced Parts. . . . . . . . . . . . . . . 16
              (f) Maintenance and Repair Service . . . . . . . . . . . . . . 16
              (g) Payments by Distributor to Dealer. . . . . . . . . . . . . 17
         3. Other Service Responsibilities of Dealer . . . . . . . . . . . . 17


                                         (ii)

              (a) Compliance with Laws Regulating
                  Vehicles and Other Products. . . . . . . . . . . . . . . . 17
              (b) Service Personnel. . . . . . . . . . . . . . . . . . . . . 18
              (c) Service Equipment and Special and Essential Tools. . . . . 18
         4. Evaluations of Dealer's Service Performance. . . . . . . . . . . 18
    G. Advertising, Promotional and Public Relations Operations. . . . . . . 19
         1. Advertising Standards. . . . . . . . . . . . . . . . . . . . . . 19
         2. Dealer's Advertising Programs. . . . . . . . . . . . . . . . . . 19
         3. Participation in Distributor's Advertising Programs. . . . . . . 19
         4. Customer Relations . . . . . . . . . . . . . . . . . . . . . . . 20
              (a) Informing Customers as to Details of Charges . . . . . . . 20
              (b) Right of Retail Purchaser to Buy Vehicle Without
                  Purchasing Optional Equipment or Accessories . . . . . . . 20
              (c) Informing Retail Purchasers as to Optional Equipment or
                  Accessories Installed by Dealer. . . . . . . . . . . . . . 21
    H. Capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
    I. Accounting System . . . . . . . . . . . . . . . . . . . . . . . . . . 22
    J. Records and Reports . . . . . . . . . . . . . . . . . . . . . . . . . 22
         1. Financial Statements . . . . . . . . . . . . . . . . . . . . . . 22
         2. Ownership and Management Records . . . . . . . . . . . . . . . . 22
         3. Sales and Service Records and Reports. . . . . . . . . . . . . . 23
         4. Records Concerning Applications and Claims for Payments. . . . . 23
    K. Inspection of Accounts and Records. . . . . . . . . . . . . . . . . . 24


                                        (iii)

    L. Trademarks and Service Marks. . . . . . . . . . . . . . . . . . . . . 24
ARTICLE IV.  INDEMNIFICATION . . . . . . . . . . . . . . . . . . . . . . . . 25
    A. Indemnification of Distributor. . . . . . . . . . . . . . . . . . . . 25
    B. Indemnification of Dealer . . . . . . . . . . . . . . . . . . . . . . 26
    C. Exception to Indemnification. . . . . . . . . . . . . . . . . . . . . 27
ARTICLE V.  TERMINATION. . . . . . . . . . . . . . . . . . . . . . . . . . . 27
    A. Termination Agreement . . . . . . . . . . . . . . . . . . . . . . . . 27
         1. Voluntary Termination by Dealer. . . . . . . . . . . . . . . . . 27
         2. Termination Due to Acts or Events Controlled by Dealer, its
            Owner(s) or Managers . . . . . . . . . . . . . . . . . . . . . . 27
         3. Termination by Distributor for Failure of Performance by Dealer. 31
         4. Termination Because of Death or Incapacity of Owner and/or
            Executive Manager. . . . . . . . . . . . . . . . . . . . . . . . 32
         5. Termination for Failure of Dealer or Distributor to be Licensed. 33
         6. Termination by Mutual Agreement. . . . . . . . . . . . . . . . . 34
         7. Right to Rely on Any Applicable Termination Provision. . . . . . 34
    B. Transactions After Termination. . . . . . . . . . . . . . . . . . . . 35
         1. Effect of Termination on Orders. . . . . . . . . . . . . . . . . 35
         2. Effect of Transactions After Termination . . . . . . . . . . . . 35
         3. Purchases of Eligible Items. . . . . . . . . . . . . . . . . . . 35
         4. Responsibilities of Dealer . . . . . . . . . . . . . . . . . . . 37
         5. Payment by Distributor . . . . . . . . . . . . . . . . . . . . . 38
ARTICLE VI.  SUCCEEDING AND NEW AND SUPERSEDING SALES AND
    SERVICE AGREEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
    A. Succeeding Agreements . . . . . . . . . . . . . . . . . . . . . . . . 38


                                         (iv)

    B. New and Superseding Dealer Agreements . . . . . . . . . . . . . . . . 39
    C. Effect of New or Superseding Agreement on Responsibilities and
       Obligations under this Agreement. . . . . . . . . . . . . . . . . . . 39
ARTICLE VII.  ESTABLISHMENT OF SUCCESSOR DEALER. . . . . . . . . . . . . . . 40
    A. Because of Death of Owner . . . . . . . . . . . . . . . . . . . . . . 40
    B. Because of Death or Incapacity of Executive Manager . . . . . . . . . 42
    C. Evaluation of Successor Dealer. . . . . . . . . . . . . . . . . . . . 43
    D. Termination of Market Representation. . . . . . . . . . . . . . . . . 43
    E. Termination of Offer. . . . . . . . . . . . . . . . . . . . . . . . . 44
ARTICLE VIII. GENERAL PROVISIONS . . . . . . . . . . . . . . . . . . . . . . 44
    A. Dealer Not Made Agent or Legal Representative . . . . . . . . . . . . 44
    B. Dealer's Responsibility for Its Operations, Expenditures,
       Liabilities and Obligations . . . . . . . . . . . . . . . . . . . . . 44
    C. Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45
    D. Offsets and Set Offs. . . . . . . . . . . . . . . . . . . . . . . . . 45
    E. Changes Required by Law . . . . . . . . . . . . . . . . . . . . . . . 45


                                        (v)